Principal Funds, Inc.

Supplement dated June 12, 2015
to the Statutory Prospectus dated March 1, 2015
(as supplemented on March 13, 2015, March 23, 2015, and April 27, 2015)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR BOND & MORTGAGE SECURITIES FUND
The 80% test relating the name of the Bond & Mortgage Securities Fund to the Fund’s principal investments, as required by Rule 35d-1 under the Investment Company Act of 1940, has been changed below to correspond to the Fund’s new name, the Core Plus Bond Fund. These changes will take effect on or about August 31, 2015.
The following information replaces the Fund’s Objective:

Objective:	The Fund seeks to provide current income and, as a secondary objective, capital appreciation.
The following information replaces the first paragraph of the Fund’s Principal Investment Strategies:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and other debt securities at the time of each purchase. The bonds and other debt securities in which the Fund invests include intermediate maturity fixed-income securities rated BBB- or higher by Standard & Poor's Rating Service ("S&P") or Baa3 or higher by Moody's Investors Service, Inc. ("Moody's”); securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including collateralized mortgage obligations); asset-backed securities or mortgage-backed securities; corporate bonds; and securities issued or guaranteed by foreign governments payable in U.S. dollars. The Fund also invests in foreign securities, and up to 20% of its assets in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). Under normal circumstances, the Fund maintains an average portfolio duration that is within ±25% of the duration of the Barclays U.S. Aggregate Bond Index, which as of December 31, 2014 was 5.55 years.
In the Management section, under Sub-Advisor and Portfolio Managers, add:

•	Tina Paris (since 2015), Portfolio Manager

FUND SUMMARY FOR GLOBAL DIVERSIFIED INCOME FUND

Under the Principal Investment Strategies section, replace the fourth paragraph with the following:
The Fund also writes (or sells) call options by using equity index/exchange traded fund (“ETF”) call options on the indices represented by certain asset categories of the Fund. Call option overwriting is an investment strategy that is used to generate income through receipt of the call option premium and reduce portfolio volatility. Principal determines the asset categories on which this strategy is applied, and they may include global real estate, global value equity, MLPs, and/or publicly-traded infrastructure.
Under the Principal Investment Strategies section, replace the sixth paragraph with the following:
A portion of the Fund's assets is invested primarily in preferred securities of U.S. and non-U.S. companies. This portion of the Fund focuses primarily on the financial services, real estate investment trust ("REIT"), and utility industries.

Under the Principal Investment Strategies section, replace the seventh paragraph the following:

A portion of the Fund's assets is invested in a diversified portfolio of fixed income securities issued primarily by governments, their agencies, local authorities and instrumentalities, and corporate entities domiciled in or exercising the predominant part of their economic activities in emerging markets. This portion of the Fund also invests in interest rate swaps or Treasury futures to manage fixed income exposure; credit default swaps to increase or decrease in an efficient manner exposures to certain sectors or individual issuers; total return swaps to increase or decrease in an efficient manner exposures to certain sectors; and currency forwards and currency options to hedge currency risk and express views on the direction of currency. The investments will range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. Here, "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and MSCI Emerging Markets Index) and any country included in any J.P. Morgan Emerging Market Bond Index. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, and New Zealand, and most nations located in Western Europe.
On or about July 1, 2015, in the alphabetical list of Sub-Advisors under the Management section, add the following:
Logan Circle Partners, L.P.

FUND SUMMARY FOR HIGH YIELD FUND
In the Management section, under Sub-Advisor and Portfolio Managers, add:

•	Josh Rank (since 2015), Portfolio Manager

FUND SUMMARY FOR LARGECAP GROWTH FUND I
In the Principal Investment Strategies section, replace the second paragraph with the following:
Principal Management Corporation invests between 10% and 30% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.

FUND SUMMARY FOR LARGECAP GROWTH FUND II
In the Principal Investment Strategies section, replace the second paragraph with the following:
Principal Management Corporation invests between 10% and 30% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.

FUND SUMMARY FOR LARGECAP VALUE FUND III
In the Principal Investment Strategies section, replace the second paragraph with the following:
Principal Management Corporation invests between 10% and 30% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.

FUND SUMMARY FOR MIDCAP GROWTH FUND III
In the Principal Investment Strategies section, replace the second paragraph with the following:
Principal Management Corporation invests between 10% and 30% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.

FUND SUMMARY FOR MIDCAP VALUE FUND I
In the Principal Investment Strategies section, replace the second paragraph with the following:
Principal Management Corporation invests between 10% and 30% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.

FUND SUMMARY FOR MIDCAP VALUE FUND III
In the Principal Investment Strategies section, replace the second paragraph with the following:
Principal Management Corporation invests between 10% and 30% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.

FUND SUMMARY FOR MONEY MARKET FUND
Money Market Fund Reforms
The Securities and Exchange Commission (“SEC”) adopted changes to the rules that govern registered money market funds. Certain of those reforms are described below and have a compliance date of October 14, 2016 (the “Compliance Date”).
Board Action regarding the PFI Money Market Fund
On June 9, 2015, the Board of Directors of the Money Market Fund approved management’s proposal that the Money Market Fund qualify as a retail money market fund on or before the Compliance Date.
Retail Money Market Funds
Stable Net Asset Value (“NAV”). Money market funds that qualify as retail money market funds will be permitted to continue to use amortized cost to value their portfolio securities and to transact at their existing $1.00 share price. It is currently intended for the Money Market Fund to continue to operate with its existing objective to maintain a $1.00 stable NAV.
Natural Persons. Retail money market funds must adopt policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. The Board of Directors intends to adopt such policies and procedures prior to the Compliance Date. When such policies and procedures are adopted, the Money Market Fund’s prospectus and statement of additional information will be updated to reflect related changes.
In order to limit the beneficial owners of retail money market funds to natural persons, relief granted by the SEC allows retail money market funds to involuntarily redeem investors who do not satisfy the eligibility requirements for retail money market funds. Retail money market funds that do so will provide advance written notice of any such intention, which will include specific information about timing.

Liquidity Fees on Redemptions and Redemption Gates. Additionally, retail money market funds must adopt policies and procedures to impose liquidity fees on redemptions and/or redemption gates in the event that a money market fund’s weekly liquid assets were to fall below a designated threshold, subject to the actions of the money market fund’s board.
Under the rule amendments, if at any time, a money market fund has invested less than 30% of its total assets in weekly liquid assets, the money market fund’s board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or suspend redemptions (institute a redemption gate). In addition, if at the end of a business day, a money market fund has invested less than 10% of its total assets in weekly liquid assets, the money market fund must impose a 1% liquidity fee on shareholder redemptions unless the money market fund’s Board of directors determines that not doing so or imposing a different fee level is in the best interests of the money market fund.
Timing and Determinations
The preliminary determinations and actions described above, and anticipated timing of those actions, remain subject to future change. Shareholders will be given notice of further developments, as appropriate.

FUND SUMMARY FOR OVERSEAS FUND

In the Principal Investment Strategies section, replace the third paragraph with the following:

Principal Management Corporation invests between 10% and 30% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.

FUND SUMMARY FOR SMALLCAP BLEND FUND
Effective on or about August 31, 2015, the SmallCap Blend Fund will change its name to the SmallCap Fund.

FUND SUMMARY FOR SMALLCAP GROWTH FUND I

In the Principal Investment Strategies section, replace the second paragraph with the following:

Principal Management Corporation invests between 10% and 30% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.

FUND SUMMARY FOR SMALLCAP VALUE FUND II

In the Principal Investment Strategies section, replace the second paragraph with the following:

Principal Management Corporation invests between 10% and 30% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Replace the second paragraph of the Bank Loans (also known as Senior Floating Rate Interests) section with the following:
The primary and secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause the fund to be unable to realize full value and thus cause a material decline in the fund's net asset value. Because transactions in bank loans may be subject to extended settlement periods, a fund may not receive proceeds from the sale of a bank loan for a period of time after the sale. As a result, sale proceeds may not be available to make additional investments or to meet a fund’s redemption obligations for a period of time after the sale of the bank loans, which could lead to a fund having to sell other investments, borrow to meet obligations, or borrow for the purpose of remaining fully invested while awaiting settlement.

MANAGEMENT OF THE FUNDS
Replace the third paragraph of this section with:
Principal provides investment advisory services with respect to 10-30% of the assets of the following Funds: LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap Value Fund III, MidCap Growth Fund III, MidCap Value Fund I, MidCap Value Fund III, Overseas Fund, SmallCap Growth Fund I, and SmallCap Value Fund II. The remaining assets in each of these Funds will be managed by the sub-advisor(s) named in the prospectus.
On or about July 1, 2015, under The Sub-Advisors section, add the following to the alphabetical list of sub-advisors:

Sub-Advisor:	Logan Circle Partners, L.P. (“Logan Circle”), Three Logan Square, 1717 Arch Street, Suite 1500, Philadelphia, PA 19103, is a registered investment advisor founded in 2007.
Logan Circle is one of the sub-advisors for the emerging markets debt portion of the Global Diversified Income Fund.
Add the following to the alphabetical list of portfolio managers in the Principal Global Investors, LLC (“PGI”) section:
Tina Paris has been with PGI since 2001. She earned a bachelor's degree in Finance and Economics from the University of Northern Iowa and an M.B.A with a Finance emphasis from the University of Iowa. Ms. Paris has earned the right to use the Chartered Financial Analyst designation.
Josh Rank has been with PGI since 2013. Prior to that, he was at Aviva Investors Americas. He earned a bachelor’s degree in Finance from Iowa State University. Mr. Rank has earned the right to use the Chartered Financial Analyst designation.
Replace the second paragraph regarding Stone Harbor Investment Partners LP ("Stone Harbor") with the following:
Stone Harbor is the sub-advisor for the European high yield asset portion and one of the sub-advisors for the emerging market debt portion of the Global Diversified Income Fund.